UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                   CURRENT REPORT UNDER SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                                  May 30, 2001



                         Commission file number: 0-10893


                           Crown Jewel Resources Corp.


                             a Delaware corporation


                              IRS Number 13-3007167


                           805 3rd Avenue, 21st Floor
                            New York, New York 10022

                                 (212) 593-3100


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                 DISCLOSURE REGARDING FORWARD LOOKING STATEMENTS


This Form 8-K includes "forward-looking statements" within the meaning of various provisions of the Securities Act. All statements, other than statements of historical facts, included in this Form 8-K that address future activities, events or developments, including such things as future revenues, product development, market acceptance, responses from competitors, capital expenditures (including the amount and nature thereof), business strategy and measures to implement strategy, competitive strengths, goals, expansion and growth of the Company's and its subsidiaries' business and operations, plans, references to future success and other such matters, are forward-looking statements. These statements are based on certain assumptions and analysis made by the Company in light of its experience and its assessment of historical trends, current conditions and expected future developments as well as other factors it believes are appropriate in the circumstances. However, whether actual results will conform to the Company expectations and predictions is subject to a number of risks and uncertainties that may cause actual results to differ materially, including the risks and uncertainties discussed in this Form 8-K; general economic, market or business conditions; the opportunities (or lack thereof) that may be presented to and pursued by the Company; competitive actions by other companies; changes in laws or regulations; and other factors, many of which are beyond the control of the Company. Consequently, all of the forward-looking statements made in this Form 8-K are qualified by these cautionary statements and there can be no assurance that the actual results anticipated by the Company will be realized or, even if substantially realized, that they will have the expected consequences to or effects on the Company or its business or operations.

Item 1.  Changes in control of Resgistrant

Item 2.  Acquisition or Disposition of Assets

Item 5.  Other Events.

On May 20, 2001, an agreement was entered into between the Company and Park Vanguard LLC, a Nevada limited liability company ("Park") pursuant to which Park simultaneously contributed $4.675 million in net assets to the Company in exchange for assets and stock in the Company, which would increase Park's stock interest to 98%. The principal assets acquired are real estate development property in exchange for an option to acquire a building and equipment which the Company will lease back at market rates.

Item 7.  Financial Exhibits, Pro forma Financial Information and Exhibits.

         (a)      Financial statements and pro forma financial information

                  (i) and (ii) As of the date of filing the Current Report on form 8-K, it is impractical for the Company to provide all of the financial statements and pro forma financial information required by this Item 7. In accordance with Item 7(a)(4) of form 8-K, such additional financial statements and pro forma financial information will be filed by amendment to this Form 8-K no later than 60 days after the date hereof.

         (b)      Exhibits

                  (1)      Asset Contribution Exchange Agreement



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                                   SIGNATURES

Pursuant to the requirement of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized in New York, New York on this 30th day of May 2001.

                                                     CROWN JEWEL RESOURCES CORP.


                                                          /s/ Marc A. Palazzo
                                                              Marc A. Palazzo
                                                              President